Exhibit 99.1

CareDx Announces Fourth Quarter and Full Year 2023 Financial Results
Delivered Total Revenue of $280.3 Million, Exceeding the High End of Updated Guidance for 2023
Grew Testing Services Results for the Second Quarter in a Row
BRISBANE, Calif. – February 28, 2024, CareDx, Inc. (Nasdaq: CDNA) today reported financial results for the fourth quarter and full year ended December 31, 2023.
Fourth Quarter and Full Year 2023 Highlights
•Reported full year revenue of $280.3 million, exceeding the high end of updated guidance for 2023.
•Reported full year Testing Services revenue of $209.7 million and delivered approximately 165,700 patient results in 2023.
•Grew Testing Services patient results for the second quarter in a row to approximately 39,900, an increase of 4% as compared to the third quarter of 2023.
•Reported full year revenue of $37.1 million for Patient and Digital Solutions and $33.5 million for Product, representing year-over-year growth of 29% and 15%, respectively.
•Ended 2023 with cash and cash equivalents, and marketable securities of approximately $235.4 million, with no debt.
•Achieved the fifth consecutive quarter of collections at over 100% of Testing Services revenue driven by revenue cycle management initiatives. Collected $17 million in cash over its revenue in 2023.
•Repurchased 2.9 million shares of common stock for $27.5 million under share buyback program in 2023.
•Received Medicare coverage for HeartCare and AlloSure Lung.
•CareDx is in the process of seeking judicial review of January 2024 jury decision and monetary damages related to alleged infringement of patent ‘544.
“In 2023, we met our challenges head-on as we navigated the impact of Medicare coverage changes. We reset our operations, strategically reduced our cost structure, and created a growth pathway for the company in the second half of the year, as we continued to focus on care for transplant patients,” said Alex Johnson, President of Patient and Testing Services, and a member of the Office of the CEO at CareDx. “Looking forward to 2024, we are focused on delivering high value clinical and digital solutions to improve allograft survival, while generating evidence for expanding payer coverage and accelerating our path back to profitability.”
Q4 2023 Financial Results
Revenue for the three months ended December 31, 2023, was $65.6 million, a decrease of 20% compared with $82.4 million for the fourth quarter of 2022. Testing Services revenue for the fourth quarter 2023 was $46.7 million, a decrease of 29% compared with $65.4 million in the same period in 2022. Testing Services revenue was negatively impacted due to the Medicare Billing Article changes.
Total AlloSure and AlloMap patient results provided in the fourth quarter 2023 were approximately 39,900, a decrease of 16% as compared to the same quarter a year ago, and an increase of 4% compared to the third quarter of 2023. Patient and Digital Solutions revenue for the fourth quarter 2023 was $9.6 million, compared to $8.4 million in the same period in 2022, an increase of 14%. Product revenue for the fourth quarter 2023 was $9.2 million, compared to $8.6 million in the same period in 2022, an increase of 8%.
For the fourth quarter of 2023, net loss was $118.1 million, including $96.3 million accrual associated with damages related to alleged infringement of patent ‘544, compared to a net loss of $18.3 million in the fourth quarter of 2022. Basic and diluted net loss per share in the fourth quarter of 2023 was $2.21, compared to basic and diluted net loss per share of $0.34 in the fourth quarter of 2022.
Non-GAAP net loss was $9.3 million in the fourth quarter of 2023, compared to a non-GAAP net loss of $3.7 million in the fourth quarter of 2022. Basic and diluted non-GAAP net loss per share was $0.17 in the fourth quarter of 2023, compared to a basic and diluted non-GAAP net loss per share of $0.07 in the fourth quarter of 2022.
Adjusted EBITDA for the fourth quarter of 2023 was a loss of $10.3 million, compared to an adjusted EBITDA loss of $3.7 million in the fourth quarter of 2022.
Full Year 2023 Financial Results
Total revenue for the full year ended December 31, 2023, was $280.3 million, a decrease of 13% compared with $321.8 million in 2022. Testing Services revenue for the full year 2023 was $209.7 million, compared with $263.7 million in 2022, a decrease of 20%. Patient and Digital Solutions revenue for the full year 2023 was $37.1 million, compared to $28.8 million in 2022, an increase of 29%. Product revenue for the full year 2023 was $33.5 million, compared to $29.3 million in 2022, an increase of 15%.
Net loss for the full year 2023 was $190.3 million, including $96.3 million accrual associated with damages related to alleged infringement of patent ‘544, compared to a net loss of $76.6 million in 2022. Basic and diluted net loss per share for the full year 2023 was $3.54, compared to basic and diluted net loss per share of $1.44 in the full year 2022.
Non-GAAP net loss was $34.5 million for the full year 2023, compared to a non-GAAP net loss of $20.9 million for the full year ended 2022. Basic and diluted non-GAAP net loss per share was $0.64 in the full year of 2023, compared to a basic and diluted non-GAAP net loss per share of $0.39 in the full year of 2022.
Adjusted EBITDA for the full year of 2023 was a loss of $38.0 million, compared to an adjusted EBITDA loss of $17.5 million for the full year of 2022.
Cash and cash equivalents and marketable securities were $235.4 million as of December 31, 2023. Reduced cash used in operations from $25.2 million in 2022 to $18.4 million in 2023.
For additional information regarding non-GAAP financial measures discussed herein, please see “Use of Non-GAAP Financial Measures,” “Reconciliation of GAAP to Non-GAAP Financial Measures,” “Reconciliation of GAAP to Non-GAAP Gross Profit and Gross Margin,” and “Reconciliation of Non-GAAP to Adjusted EBITDA Financial Measures” below.
2024 Guidance
For the full year 2024, CareDx expects revenue to be in the range of $260 million to $274 million.
About CareDx – The Transplant Company
CareDx, Inc., headquartered in Brisbane, California, is a leading precision medicine solutions company focused on the discovery, development, and commercialization of clinically differentiated, high-value healthcare solutions for transplant patients and caregivers. CareDx offers testing services, products, and digital healthcare solutions along the pre- and post-transplant patient journey, and is the leading provider of genomics-based information for transplant patients. For more information, please visit: www.CareDx.com.
Forward Looking Statements
This press release includes forward-looking statements, including expectations regarding CareDx’s 2024 revenue, CareDx’s plans to seek judicial review of jury decision and historical monetary damages on patent ‘544, CareDx’s focus in 2024 and CareDx’s proposed path to profitability. These forward-looking statements are based upon information that is currently available to CareDx and its current expectations, speak only as of the date hereof, and are subject to numerous risks and uncertainties, all of which are difficult to predict and many of which are beyond our control, including general economic and market factors, and global economic and marketplace uncertainties related to the COVID-19 pandemic, among others discussed in CareDx’s filings with the Securities and Exchange Commission (the “SEC”), including, but not limited to, the Annual Report on

Form 10-K for the fiscal year ended December 31, 2023 filed by CareDx with the SEC on February 28, 2024, and other reports that CareDx has filed with the SEC. Any of these may cause CareDx’s actual results, performance, or achievements to differ materially and adversely from those anticipated or implied by CareDx’s forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements. CareDx expressly disclaims any obligation, except as required by law, or undertaking to update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise.
Use of Non-GAAP Financial Measures
CareDx has presented in this release certain financial information in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and also on a non-GAAP basis, including non-GAAP cost of testing services, non-GAAP cost of product, non-GAAP cost of patient and digital solutions, non-GAAP research and development expenses, non-GAAP sales and marketing expenses, non-GAAP general and administrative expenses, non-GAAP other income, net, non-GAAP income tax expense, non-GAAP gross profit, non-GAAP gross margin (%), non-GAAP net loss, non-GAAP basic and diluted net loss per share, adjusted EBITDA, and non-GAAP operating expenses.
We define non-GAAP net loss and per share results as the GAAP net loss and per share results excluding the impacts of stock-based compensation; changes in estimated fair value of contingent consideration; acquisition-related impairment charges and amortization of purchased intangible assets and related tax effects; costs involved with completing an acquisition; unrealized loss on investments; realized gain on investments; restructuring charges and certain other charges. We define adjusted EBITDA as non-GAAP net loss before net interest income, income tax expense, depreciation and other (income) expense, net.
We are presenting these non-GAAP financial measures to assist investors in assessing our operating results through the eyes of management and because we believe that these measures provide an additional tool for investors to use in comparing our core business operating results over multiple periods. Management believes this non-GAAP information is useful for investors, when considered in conjunction with CareDx’s GAAP financial statements, because management uses such information internally for its operating, budgeting and financial planning purposes. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of CareDx’s operating results as reported under GAAP. These non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. These non-GAAP financial measures are not necessarily comparable to similarly-titled measures presented by other companies. A reconciliation between GAAP and non-GAAP financial information is provided immediately following the financial tables.

CareDx, Inc.
Media Relations
Anna Czene
818-731-2203
aczene@caredx.com

Investor Relations
Greg Chodaczek
investor@CareDx.com

CareDx, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Revenue:
Testing services revenue	$46,703	$65,418	$209,685	$263,748
Product revenue	9,244	8,555	33,517	29,251
Patient and digital solutions	9,622	8,411	37,122	28,794
Total revenue	65,569	82,384	280,324	321,793
Operating expenses:
Cost of testing services	13,805	18,657	57,642	72,286
Cost of product	5,637	4,617	18,379	17,639
Cost of patient and digital solutions	6,171	6,216	25,978	22,287
Research and development	18,276	23,570	81,866	90,388
Sales and marketing	19,999	23,668	83,334	96,027
General and administrative	26,541	24,776	117,868	100,397
Restructuring costs	1,472	—	2,320	—
Litigation expense	96,300	—	96,300	—
Total operating expenses	188,201	101,504	483,687	399,024
Loss from operations	(122,632)	(19,120)	(203,363)	(77,231)
Other income (expense):
Interest income, net	3,159	1,870	11,867	3,762
Change in estimated fair value of common stock warrant liability	—	18	10	107
Other income (expense), net	1,541	(924)	1,343	(2,872)
Total other income	4,700	964	13,220	997
Loss before income taxes	(117,932)	(18,156)	(190,143)	(76,234)
Income tax expense	(165)	(173)	(141)	(379)
Net loss	$(118,097)	$(18,329)	$(190,284)	$(76,613)
Net loss per share:
Basic	$(2.21)	$(0.34)	$(3.54)	$(1.44)
Diluted	$(2.21)	$(0.34)	$(3.54)	$(1.44)
Weighted-average shares used to compute net loss per share:
Basic	53,388,830	53,524,637	53,764,705	53,321,625
Diluted	53,388,830	53,524,637	53,764,705	53,321,625

CareDx, Inc.
Consolidated Balance Sheets
(In thousands)

	As of December 31,
	2023	2022
Assets
Current assets:
Cash and cash equivalents	$82,197	$89,921
Marketable securities	153,221	203,168
Accounts receivable	51,061	66,312
Inventory	19,471	19,232
Prepaid and other current assets	7,763	9,216
Total current assets	313,713	387,849
Property and equipment, net	35,246	35,529
Operating leases right-of-use assets	29,891	34,689
Intangible assets, net	45,701	43,051
Goodwill	40,336	37,523
Restricted cash	586	522
Other assets	1,353	3,828
Total assets	$466,826	$542,991
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$12,872	$9,942
Accrued compensation	19,703	16,902
Accrued and other liabilities	45,497	49,131
Total current liabilities	78,072	75,975
Deferred tax liability	136	—
Common stock warrant liability	—	32
Deferred payments for intangible assets	2,461	2,418
Operating lease liability, less current portion	28,278	33,406
Other liabilities	96,551	249
Total liabilities	205,498	112,080
Commitments and contingencies
Stockholders’ equity:
Common stock	49	52
Additional paid-in capital	946,511	898,806
Accumulated other comprehensive loss	(6,963)	(7,503)
Accumulated deficit	(678,269)	(460,444)
Total stockholders’ equity	261,328	430,911
Total liabilities and stockholders’ equity	$466,826	$542,991

CareDx, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)
(In thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Cost of testing services reconciliation:
GAAP cost of testing services	$13,805	$18,657	$57,642	$72,286
Stock-based compensation expense	(387)	(474)	(1,854)	(1,529)
Acquisition related-amortization of purchased intangibles	(329)	(329)	(1,316)	(1,316)
Non-GAAP cost of testing services	$13,089	$17,854	$54,472	$69,441
Cost of product reconciliation:
GAAP cost of product	$5,750	$4,617	$18,492	$17,639
Stock-based compensation expense	(230)	(269)	(1,165)	(1,120)
Acquisition related-amortization of purchased intangibles	(413)	(411)	(1,655)	(1,716)
Restructuring costs	(113)	—	(113)	—
Non-GAAP cost of product	$4,994	$3,937	$15,559	$14,803
Cost of patient and digital solutions reconciliation:
GAAP cost of patient and digital solutions	$6,226	$6,216	$26,047	$22,287
Stock-based compensation expense	(311)	(449)	(1,377)	(1,331)
Acquisition related-amortization of purchased intangibles	(271)	(236)	(1,039)	(945)
Restructuring costs	(55)	—	(69)	—
Non-GAAP cost of patient and digital solutions	$5,589	$5,531	$23,562	$20,011
Research and development expenses reconciliation:
GAAP research and development expenses	$18,617	$23,570	$82,452	$90,388
Stock-based compensation expense	(1,399)	(820)	(6,556)	(7,391)
Asset impairments and write-downs	—	—	—	(340)
Restructuring costs	(341)	—	(586)	—
Non-GAAP research and development expenses	$16,877	$22,750	$75,310	$82,657
Sales and marketing expenses reconciliation:
GAAP sales and marketing expenses	$20,254	$23,668	$84,137	$96,027
Stock-based compensation expense	(2,913)	(4,701)	(12,470)	(14,403)
Acquisition related-amortization of purchased intangibles	(641)	(550)	(2,457)	(2,252)
Restructuring costs	(255)	—	(803)	—
Non-GAAP sales and marketing expenses	$16,445	$18,417	$68,407	$79,372
General and administrative expenses reconciliation:
GAAP general and administrative expenses	$123,549	$24,776	$214,917	$100,397
Stock-based compensation expense	(4,720)	(5,413)	(25,664)	(20,779)
Change in estimated fair value of contingent consideration	(946)	103	(2,677)	(727)
Acquisition related fees and expenses	(51)	(212)	(589)	(599)
Restructuring costs	(708)	—	(749)	—
Litigation expense	(96,300)	—	(96,300)	—
Other charges	—	—	(64)	—
Non-GAAP general and administrative expenses	$20,824	$19,254	$88,874	$78,292
Total other (expense) income reconciliation:
GAAP other income (expense), net	$4,700	$964	$13,220	$997
Unrealized loss on investments	—	965	1,190	1,181
Realized gain on investment	(1,468)	—	(1,468)	—
Investment impairment	—	—	1,000	500
Other charges (income)	—	11	(2,081)	43
Non-GAAP other income, net	$3,232	$1,940	$11,861	$2,721
Income tax expense reconciliation:
GAAP income tax expense	$(165)	$(173)	$(141)	$(379)
Tax effect related to amortization of purchased intangibles	(99)	(98)	(398)	(419)
Non-GAAP income tax expense	$(264)	$(271)	$(539)	$(798)

CareDx, Inc.
GAAP and Non-GAAP Operating Expenses
(Unaudited)
(In thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
GAAP operating expenses:
Research and development	$18,617	$23,570	$82,452	$90,388
Sales and marketing	20,254	23,668	84,137	96,027
General and administrative	123,549	24,776	214,917	100,397
Total GAAP operating expenses	$162,420	$72,014	$381,506	$286,812

Non-GAAP operating expenses:
Research and development	$16,877	$22,750	$75,310	$82,657
Sales and marketing	16,445	18,417	68,407	79,372
General and administrative	20,824	19,254	88,874	78,292
Total Non-GAAP operating expenses	$54,146	$60,421	$232,591	$240,321

CareDx, Inc.
Reconciliation of GAAP to Non-GAAP Gross Profit and Gross Margin
(Unaudited)
(In thousands, except percentages)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Total revenue	$65,569	$82,384	$280,324	$321,793
GAAP cost of sales	25,781	29,490	102,181	112,212
GAAP gross profit	39,788	52,894	178,143	209,581
Stock-based compensation expense	928	1,192	4,396	3,980
Restructuring costs	168	—	182	—
Acquisition related-amortization of purchased intangibles	1,013	976	4,010	3,977
Non-GAAP gross profit	$41,897	$55,062	$186,731	$217,538
Non-GAAP gross margin %	64%	67%	67%	68%

CareDx, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
GAAP net loss	$(118,097)	$(18,329)	$(190,284)	$(76,613)
Stock-based compensation expense	9,960	12,126	49,086	46,553
Unrealized loss on investments	—	965	1,190	1,181
Realized gain on investments	(1,468)	—	(1,468)	—
Acquisition related-amortization of purchased intangibles	1,654	1,526	6,467	6,229
Acquisition related fees and expenses	51	212	589	599
Change in estimated fair value of contingent consideration	946	(103)	2,677	727
Tax effect related to amortization of purchased intangibles	(99)	(98)	(398)	(419)
Asset impairments and write-downs	—	—	1,000	840
Litigation expense	96,300	—	96,300	—
Restructuring costs	1,472	—	2,320	—
Other charges	—	11	(2,017)	43
Non-GAAP net loss	$(9,281)	$(3,690)	$(34,538)	$(20,860)

GAAP basic and diluted net loss per share	$(2.21)	$(0.34)	$(3.54)	$(1.44)

Non-GAAP basic net loss per share	$(0.17)	$(0.07)	$(0.64)	$(0.39)
Non-GAAP diluted net loss per share	$(0.17)	$(0.07)	$(0.64)	$(0.39)

Shares used in computing non-GAAP basic net loss per share	53,388,830	53,524,637	53,764,705	53,321,625
Shares used in computing non-GAAP diluted net loss per share	53,388,830	53,524,637	53,764,705	53,321,625

CareDx, Inc.
Reconciliation of Non-GAAP to Adjusted EBITDA Financial Measures
(Unaudited)
(In thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Non-GAAP net loss	$(9,281)	$(3,690)	$(34,538)	$(20,860)
Interest income	(3,159)	(1,870)	(11,867)	(3,762)
Income tax expense	264	272	539	798
Depreciation expense	1,978	1,682	7,882	5,248
Other (income) expense, net	(72)	(70)	7	1,041
Adjusted EBITDA	$(10,270)	$(3,676)	$(37,977)	$(17,535)